UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2004

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-21577               84-1100630
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                           Identification Number)


                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS

Item 12  Results of Operations and Financial Condition                    Page
                                                                         ------

         SIGNATURES

The Registrant issued the press release regarding the results of operations and financial condition for the fiscal quarter-ended March 27, 2004, attached as
Exhibit 99.1 to this Current Report on Form 8-K, on May 5, 2004.

Exhibits
------------
Exhibit 99.1      Press Release of the Registrant Dated May 5, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Wild Oats Markets, Inc.

                                            By  /s/ Freya R. Brier
                                               ------------------------
Date: May 5, 2004                               Executive Officer

Exhibit 99.1. Press release dated May 5, 2004, regarding the results of operations and financial condition for the fiscal quarter-ended March 27, 2004.